SCHEDULE 14A INFORMATION



         Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. )




Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]



Check the appropriate box:

[X] Preliminary Proxy Statement     [ ] Confidential, for Use of the
                                        Commission Only (as permitted by Rule
                                        14a-6(e)(2))

[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                            DEARBORN BANCORP, INC.
               -----------------------------------------------
               (Name of Registrant as Specified In Its Charter)



                                Not Applicable
   -----------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

                            DEARBORN BANCORP, INC.



                                 -----------


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 May 18, 1999


To the Shareholders of
Dearborn Bancorp, Inc.

              NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Dearborn Bancorp, Inc. will be held on Tuesday, the 18th day of May, 1999 at 4:00 P.M., Local Time, at Park Place, 23400 Park Avenue (two blocks south of Michigan Avenue at Outer Drive), Dearborn, Michigan, for the following purposes:

              1. To elect four directors of the Company;

              2. To transact such other business as may properly come before the meeting or any adjournments thereof.

              The Board of Directors has fixed the close of business on March 26, 1998 as the record date for the meeting and only shareholders of record at that time will be entitled to notice of and to vote at the meeting or any adjournments thereof. Shareholders who are unable to attend the meeting in person, as well as shareholders who plan to attend the meeting, are requested to date, sign and mail the enclosed proxy promptly. If you are present at the meeting and desire to vote in person, you may revoke your proxy.

                                          By Order of the Board of Directors,



                                          Wilber M. Brucker, Jr.

                                                 Secretary


April 16, 1999

                               PROXY STATEMENT


           ANNUAL MEETING OF SHAREHOLDERS OF DEARBORN BANCORP, INC.

                                 May 18, 1999




To the Shareholders of
Dearborn Bancorp, Inc.



              This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Dearborn Bancorp, Inc. (hereinafter referred to as the "Company") from the holders of the Company's Common Stock to be used at the Annual Meeting of Shareholders to be held on Tuesday, the 18th day of May 1999, at 4:00 P.M., Local Time, at Park Place, 23400 Park Avenue, Dearborn, Michigan, and at any adjournments thereof. The approximate date on which this Proxy Statement and the enclosed form of proxy are being sent to shareholders is April 16, 1999. The address of the principal corporate offices of the Company is 22290 Michigan Avenue, P. O. Box 2247, Dearborn, Michigan 48123-2247.


              Any proxy given pursuant to this solicitation may be revoked by notice in writing to the Secretary of the Company prior to voting. Unless the proxy is revoked, the shares represented thereby will be voted at the Annual Meeting or any adjournments thereof. The giving of the proxy does not affect the right to vote in person should the shareholder attend the meeting.


              The Board of Directors in accordance with the By-Laws has fixed the close of business on March 26, 1998 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournments thereof. At the close of business on such date the outstanding number of voting securities of the Company was 2,473,295 shares of Common Stock, each of which is entitled to one vote. Abstentions and broker non-votes are each included in the determination of the number of shares present for determining a quorum but not counted on any matters brought before the meeting. Directors are elected by a plurality of the votes properly cast at the meeting.

              SECURITY OWNERSHIP

Management

              The following table sets forth, as of March 1, 1999, the number of shares of the Company's Common Stock beneficially owned by each director, each executive officer, each nominee for election as a director and all directors and executive officers as a group.

                                            Number             Percent
Name of Individual                       of Shares (1)         of Class
----------------------                   -------------         --------
Wilber M. Brucker, Jr.                    10,412   (2)              *
Margaret I. Campbell                      26,505                 1.07
Timothy J. Cuttle                         12,750   (3)              *
John E. Demmer                           122,317   (4)           4.95
Michael V. Dorian, Jr.                    30,504                 1.23
David Himick                             186,309                 7.53
Jeffrey L. Karafa                         13,886(3)(5)              *
Donald G. Karcher                         24,485                    *
Bradley F. Keller                         76,793   (6)           3.10
Jeffrey G. Longstreth                     11,375                    *
Brian A. Mamo                                350   (3)              *
Richard Nordstrom                         49,273   (7)           1.99
Michael J. Ross                           35,936(3)(8)           1.45
Robert C. Schwyn                          20,900   (9)              *
Ronnie J. Story                           91,498                 3.70
Jeffrey J. Wolber                         13,695   (3)              *
All Directors and
  Executive Officers as a
  Group (10)(16 persons)                 726,988                29.39

        * Less than one percent

 (1) Beneficial ownership of shares, as determined in accordance with applicable Securities and Exchange Commission rules, includes shares as to which a person has or shares voting power and/or investment power.

 (2) Includes 790 shares owned by Mr. Brucker's wife.

 (3) The number of shares shown in the table includes shares issuable upon the exercise of stock options by the following executive officers:
     Timothy J. Cuttle - 7,650 shares; Jeffrey L. Karafa - 13,056 shares; Michael J. Ross - 32,640 shares; and Jeffrey J. Wolber - 13,056 shares. The table excludes the following stock options granted by the Company on January 19, 1999: Timothy J. Cuttle - 7,500 shares; Jeffrey L. Karafa - 6,000 shares; Brian A. Mamo - 5,000 shares; Michael J. Ross - 15,000 shares; and Jeffrey J. Wolber - 6,000 shares.

 (4) Includes 41,742 shares held by Mr. Demmer's wife as a Trustee of a Trust.

 (5) Includes 614 shares held for Mr. Karafa in the Community Bank of Dearborn 401(k) trust.

 (6) Includes 2,397 shares owned by Mr. Keller's wife.

 (7) Includes 173 shares owned by Mr. Nordstrom's wife.

 (8) Includes 107 shares held for Mr. Ross in the Community Bank of Dearborn 401(k) trust.

 (9) Includes 15,800 shares held for the benefit of Mr. Schwyn in a defined benefit plan trust.

(10) Includes 66,402 shares issuable upon the exercise of stock options.


Certain Beneficial Owners

              The following table sets forth as of March 1, 1999 the number of shares of the Company's Common Stock owned by the only persons who were known by the Company to own beneficially more than five percent of the Common Stock of the Company:

                                          Number        Percent
         Name of Beneficial Owner        of Shares      of Class
         ------------------------        ---------      --------
         David Himick                    186,309           7.53


                            ELECTION OF DIRECTORS

              The members of the Board of Directors are divided into three classes, each class to be as nearly equal in number as possible, with each class to serve a three-year term. The Board of Directors has nominated Wilber
M. Brucker, Jr., Bradley F. Keller, Richard Nordstrom and Ronnie J. Story for election as directors for a term expiring at the 2002 Annual Meeting of Shareholders, in each case until their successors are elected and qualified. Other directors who are remaining on the Board will continue in office in accordance with their previous election by shareholders until expiration of their terms at the 2000 or 2001 Annual Meeting of Shareholders, as the case may be.

              The proposed nominees for election as directors are willing to be elected. If any of the nominees at the time of election is unable to serve, or is otherwise unavailable for election, and if other nominees are designated, the proxies shall have discretionary authority to vote or refrain from voting in accordance with their judgment on such other nominees. However, if any nominees are substituted by management, the proxies intend to vote for such nominees. It is not anticipated that any of such nominees will be unable to serve as a director.

            INFORMATION ABOUT DIRECTORS AND NOMINEES FOR DIRECTORS

              The following information is furnished with respect to each person who is presently a director of the Company whose term of office will continue after the Annual Meeting of Shareholders, as well as those who have been nominated for election as a director.

                                                                                          Year in Which
                                                                        Has Served       Term or Proposed
                                                                        as Director       Term of Office
Name and Age of Director         Principal Occupation (2)                  Since           Will Expire
-----------------------------    ------------------------               -----------      ----------------
Wilber M. Brucker, Jr., 73(1)    Retired Attorney;                         1992                2002
                                 Secretary of the Company

Margaret I. Campbell, 59         Retired, Consultant                       1992                2001

John E. Demmer, 75               Chairman of the Board and Chief           1992                2001
                                 Executive Officer, Jack Demmer
                                 Ford, Inc. and Jack Demmer
                                 Leasing; Chairman of the Board
                                 and Chief Executive Officer of
                                 of the Company

Michael V. Dorian, Jr., 39       Vice President, Mike Dorian Ford          1994                2001

David Himick, 73                 Financial Consultant                      1995                2000

Donald G. Karcher, 69            Chairman of the Board, Karcher            1992                2001
                                 Agency, Inc.; Vice President
                                 of the Company

Bradley F. Keller, 57(1)         President, Braden Associates, Inc.        1992                2002
                                 and MultiGard Properties, Ltd.

Jeffrey G. Longstreth, 56        President, Prudential Christie            1992                2000
                                 Real Estate, Inc.

Richard Nordstrom, 71(1)         Retired, Architect; Vice Chairman         1992                2002
                                 of the Company

Michael J. Ross, 48              President and Chief Executive             1994                2000
                                 Officer, Community Bank of
                                 Dearborn; President of the
                                 Company


                                      4

                                                                                          Year in Which
                                                                        Has Served       Term or Proposed
                                                                        as Director       Term of Office
Name and Age of Director         Principal Occupation (2)                  Since           Will Expire
-----------------------------    ------------------------               -----------      ----------------
Robert C. Schwyn, 60             Physician                                 1994                    2000

Ronnie J. Story, 52(1)           President and Chief Executive             1994                    2002
                                 Officer, Story Development
                                 Corporation and Story Brothers
                                 Grading and Excavating, Inc.



(1) Nominated for election as a director.

(2) Each of the directors has had the same principal occupation during the past five years except as follows: From 1987 to 1994 Mr. Story served as President of S & H Homebuilders; from 1991 to 1995 Mr. Brucker was Of
    Counsel to the law firm of Riley and Roumel; from 1960 to 1996 Mr.
    Nordstrom served as Chairman of the Board of Nordstrom Samson Associates;
    and from 1981 to 1997 Mr. Keller served as President of MultiGard
    Security Systems, Inc.

              The Nominating Committee is composed of Bradley F. Keller, Jeffrey G. Longstreth and Ronnie J. Story. This Committee, which met once during 1998, recommends nominees for election as directors at the Annual Meeting of Shareholders, and recommends individuals to fill vacancies which may occur between annual meetings. The Committee will consider as potential nominees persons recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Company.

              The members of the Audit Committee during 1998 were Wilber M. Brucker, Jr., Michael V. Dorian, Jr., Margaret I. Campbell, Donald G. Karcher and Bradley F. Keller. The Audit Committee, which met three times during 1998, reviews, acts, and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's independent certified public accountants, the scope of audit procedures, the nature of services to be performed for the Company and its subsidiary, and the fees to be paid to the independent public accountants.

              The members of the Compensation Committee for 1998 were Wilber
M. Brucker, Jr., John E. Demmer, Donald G. Karcher and Richard Nordstrom. The Compensation Committee met one time during 1998. The Committee reviews and recommends to the Board of Directors the compensation of the officers of the Bank.

              The Board of Directors held six meetings during 1998. The Company did not pay any director fees in 1998. Each incumbent director attended at least seventy-five percent of the total number of meetings of the Board of Directors held during 1998.

                            REPORT ON COMPENSATION

              The Compensation Committee of the Board of Directors is responsible for developing the Company's executive compensation policies and making recommendations to the Board of Directors with respect thereto. In addition, the Committee makes annual recommendations to the Board of Directors concerning the compensation to be paid to the Chief Executive Officer of the Bank and determines the compensation to be paid to each of the other executive officers of the Bank. No compensation is payable to the executive officers of the Company. The Committee also administers all aspects of the Company's executive compensation program including its stock option plan.

Base Salaries

              Salaries for the executive officers of the Bank are established by examining the experience and responsibility requirements of the position held. Marketplace information for comparable positions is also reviewed, including peer executives in comparable markets. With respect to the base salary of Mr. Ross, the Bank's Chief Executive Officer, the Compensation Committee took into account a comparison of base salaries of chief executive officers of peer banks and an assessment of Mr. Ross' individual performance.

Bonus Awards

              Officers of the Bank may be considered for annual discretionary cash bonuses which may be awarded to recognize and reward corporate and individual performance, based on attainment of specific goals and objectives. Mr. Ross was awarded a bonus of $30,000 for 1998.

Stock Options

              Under the Company's 1994 Stock Option Plan, which was approved by the shareholders, stock options may be granted, from time to time, to officers and key employees of the Company and the Bank. 33,150 options were granted in 1998 and 46,002 options were granted in 1997. No options were exercised in 1998 or 1997.


                                              COMPENSATION COMMITTEE
                                              John E. Demmer, Chairman
                                              Wilber M. Brucker, Jr.
                                              Donald G. Karcher
                                              Richard Nordstrom

                            EXECUTIVE COMPENSATION

              The Chairman of the Board and Chief Executive Officer of the Company, John E. Demmer, received no compensation in 1998. The following table sets forth information with respect to the Chief Executive Officer of the Bank. There were no executive officers of the Company or the Bank whose total compensation exceeded $100,000 during 1998 other than the Chief Executive Officer of the Bank.

                          Summary Compensation Table

                                        Annual Compensation
Name and                    -------------------------------------------
Principal Position          Year    Salary     Bonus    Options Granted
-------------------         ----   --------   --------  ---------------
Michael J. Ross             1998   $149,613   $ 30,000     10,200
President and Chief         1997    122,916     25,000     22,440
  Executive Officer,        1996    106,734     17,000       --
  Community Bank of
  Dearborn


Options Grants During 1998

              The following table sets forth information on stock options granted during 1998 under the Company's Stock Option Plan to the only officer of the Bank named in the Summary Compensation Table. No stock options were exercised during 1998.


                     Individual Grants
----------------------------------------------------------------------
                              Percent of                                    Potential Realizable
                  Number of   Total Options                               Value at Assumed Rates of
                 Securities   Granted to      Exercise                    Stock Price Appreciation
                 Underlying    Employees       Price                         for Option Term (3)
                  Options      During 1998       Per       Expiration     -------------------------
    Name          Granted         (1)          Share(2)       Date            5%            10%
 --------------  ----------   -------------   ---------    -----------        --            --
Michael J. Ross    10,200          31          $12.74        01/20/08      $81,867       $206,617

(1) The Company granted options aggregating 39,500 shares to officers and key employees during 1998.

(2) The exercise price may be paid at the discretion of the Stock Option Plan Committee by delivery of already-owned shares.


                                      7



(3) As required by rules of the Securities and Exchange Commission, potential values stated are based on the prescribed assumption that the Company's Common Stock will appreciate in value from the date of grant to the end of the option term at annualized rates of 5% and 10% (total appreciation of 63% and 159%) respectively, and therefore are not intended to forecast possible future appreciation, if any, in the price of the Company's Common Stock.


                      CUMULATIVE STOCK PERFORMANCE GRAPH

              The graph and table that follow show the cumulative return on the Common Stock since the commencement of trading on April 8, 1998. This return is compared in the table and graph with the cumulative return over the same period with the following two indices: (i) the All U.S. Nasdaq Index and
(ii) the Nasdaq Bank Index. The graph and table were prepared assuming that $100 was invested on April 8, 1998 in the Common Stock and in each of the indices. Cumulative total return on the Common Stock or the two indices equals the total increase (decrease) in value since April 8, 1998. The stockholder returns shown on the performance graph are not necessarily indicative of the future performance of the Common Stock or any particular index.

              [GRAPH OF COMPARATIVE STOCK PERFORMANCE OMMITTED]

Peer Group Total Return

                                     Cumulative Total Return
                                 ------------------------------
                                 4/08/98  6/98     9/98   12/98

DEARBORN BANCORP, INC              100     103      84      75
NASDAQ STOCK MARKET (U.S.)         100     103      93     120
NASDAQ BANK                        100      98      83      94


Dearborn Bancorp, Inc. Total Return

                                   Beginning                                              Cumulative
           Transaction   Closing     No. Of    Dividend   Dividend     Shares     Ending    Total
Date (1)      Type      Price (2)  Shares (3)  per Share    Paid     Reinvested   Shares    Return
--------      ----      ---------  ----------  ---------    ----     ----------   ------  ----------
04/08/98     Begin       $14.00       7.14         --        --          --        7.14     100.00
06/30/98    Q'tr End      14.46       7.14         --        --          --        7.14     103.29
09/30/98    Q'tr End      11.77       7.14         --        --          --        7.14      84.03
12/31/98      End         10.50       7.14         --        --          --        7.14      75.00

(1) Specified ending dates or ex-dividend dates.
(2) All Closing Prices and Dividends are adjusted for stock splits and stock dividends.
(3) "Begin Shares" based on $100 investment.


                             RELATED TRANSACTIONS

              Certain directors and officers of the Company, their associates and members of their immediate families were customers of, and had transactions including loans and commitments to lend with the Bank in the ordinary course of business during 1998. All such loans and commitments were made by the Bank on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. Similar transactions may be expected to take place in the ordinary course of business in the future.


                 SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

              Grant Thornton LLP has been selected by the Board of Directors of the Company as independent certified public accountants to audit the Company's books for the year 1999. A representative of Grant Thornton LLP will be present at the Annual Meeting of Shareholders, will have the opportunity to make a statement if the representative desires to do so, and will be available to respond to appropriate questions by shareholders.

                            SHAREHOLDER PROPOSALS

              Pursuant to the General Rules under the Securities Exchange Act of 1934, proposals of shareholders intended to be presented at the 1999 Annual Meeting of Shareholders must be received by secretary of the Company at the corporate offices on or before December 17, 1999.


                                MISCELLANEOUS

              It is not expected that any other matters will be brought before the meeting. However, if any other matters are presented, it is the intention of the persons named in the proxy to vote the proxy in accordance with their best judgment.

              The entire cost of preparing and mailing the proxy material will be borne by the Company. Solicitation of proxies will be made by mail, personally, or by telephone or telegraph, by officers and employees of the Company and the Bank.


                                     By Order of  the Board of Directors,



                                             Wilber M. Brucker, Jr.

                                                   Secretary


April 16, 1999

PROXY

                            DEARBORN BANCORP, INC.

                   PROXY - Solicited by Board of Directors
          For Annual Meeting of Shareholders To Be Held May 18, 1999

The undersigned hereby appoints John E. Demmer and Michael J. Ross, or either of them, with power of substitution in each, proxies to vote all Common Stock of the undersigned in Dearborn Bancorp, Inc. at the Annual Meeting of Shareholders to be held on May 18, 1999, and at all adjournments thereof, upon the following:

1.  ELECTION OF DIRECTORS     ___ FOR all nominees listed below                 ___ WITHHOLD AUTHORITY
                                  (except as indicated to the contrary below)       to vote for all nominees listed below

    Nominees as Directors: Wilber M. Brucker, Jr., Bradley F. Keller,
                           Richard Nordstrom and Ronnie J. Story.

    INSTRUCTION:  To withhold authority to vote for any individual nominee write that nominee's name on the space provided
                  below.
    ----------------------------------------------------------------------


                  (continued and to be signed on other side)



In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

        UNLESS OTHERWISE SPECIFIED, THE PROXIES ARE APPOINTED TO VOTE
                     FOR THE ELECTION OF ALL DIRECTORS.


                                   -------------------------------------
                                   Signature of Shareholder


                                   -------------------------------------
                                   Signature of Shareholder


                                   Dated _________________________, 1999

                                   Please sign exactly as your name is
                                   printed hereon. When signing as attorney, executor, administrator, personal representative, trustee, or guardian, please give full title. If stock is held jointly, each joint owner must sign.